                                                                               .
                                                                               .
                                                                               .

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List
                                                                   EXHIBIT 21.01
                              LIST OF SUBSIDIARIES

                                                                                               %        State/Country
Name                                                                                           Owned    Incorporation
----                                                                                           -----    -------------
ALCHEMATRIX, INC.                                                                                100       Delaware
        Fisher Internet Minority Holdings L.L.C.                                                 100       Delaware
ALCHEMATRIX LLC                                                                                  100       Delaware
APOGENT TECHNOLOGIES INC.                                                                        100       Wisconsin
        Fisher Luxembourg Danish Holdings SARL                                                   100       Denmark
              Fisher Holdings ApS                                                                100       Denmark
                    Apogent Denmark ApS                                                          100       Denmark
                           Apogent Holdings A/S                                                  100       Denmark
                                Nunc A/S                                                         100       Denmark
        AOT ApS                                                                                  100       Denmark
        Apogent Holding Company                                                                  100       Delaware
              G & P Labware Holdings Inc.                                                        100       Delaware
                    Glass & Plastic Labware LLC         (Joint Venture with Kimball Glass)        49       Delaware
              Matrix Technologies Corporation                                                    100       Delaware
                    Matrix Asia Pacific Corporation                                                9       Japan
              Molecular BioProducts, Inc.                                                        100       California
                    Labomex MBP, S. de R.L. de C.V.                                            99.99       Mexico
                    Quality Scientific Plastics, Inc.                                            100       Delaware
              Nalge Nunc International, KK                                                       100       Japan
                    Matrix Asia Pacific Corporation                                               91       Japan
              National Scientific Company                                                        100       Wisconsin
              Robbins Scientific Corporation                                                     100       California
                    Genevac Inc.                                                                 100       New York
        Apogent Service Corporation (2)                                                          100       Delaware
        Apogent Transition Corp.                                                                 100       Delaware
        Barnstead Thermolyne Corporation                                                         100       Delaware
              BT Canada Holdings Inc.                                                            100       Delaware
                    Barnstead Thermolyne ULC                                                     100       Canada (NS)
              Lab-Line Instruments, Inc.                                                         100       Delaware
        Erie Scientific Company                                                                  100       Delaware
              ABgene Inc.                                                                        100       Delaware
              Apogent Finance Company                                                            100       Delaware
              Capitol Vial, Inc.                                                                 100       Alabama
                    Capitol Scientific Products, Inc.                                            100       New York
              Chase Scientific Glass, Inc.                                                       100       Wisconsin
                    EP Scientific Products LLC                                                   100       Delaware
              Erie Electroverre S.A.                                                            100       Switzerland
                    Apogent Deutschland GmbH                                                    3.85       Germany
              Erie Scientific Company of Puerto Rico                                             100       Delaware
              Erie Scientific Hungary Kft                                                        100       Hungary
              Erie UK Holding Company                                                            100       Delaware
                    Erie U.K. Limited                                                            100       United Kingdom
                           Advanced Biotechnologies Limited                                      100       United Kingdom
                                ABgene Limited                                                   100       United Kingdom
                                ABgene SAS                                                       100       France
                                Advanced Bioenzymes Limited                                      100       United Kingdom
                                Advanced Bioplastics Limited                                     100       United Kingdom
                           Apogent Robotics Group Limited                                        100       United Kingdom
                                Apogent Robotics Limited                                         100       United Kingdom
                           Apogent U.K. Limited                                                  100       United Kingdom
                                Electrothermal Engineering Limited                               100       United Kingdom
                                Matrix Technologies Corporation Limited                          100       United Kingdom
                                      Robbins Scientific (Europe) Limited                        100       United Kingdom
                                Nalge (Europe) Limited                                           100       United Kingdom
                           Chromacol Limited                                                     100       United Kingdom
                           Epsom Glass Industries Limited                                        100       United Kingdom

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                              LIST OF SUBSIDIARIES

                                                                                               %        State/Country
Name                                                                                           Owned    Incorporation
----                                                                                           -----    -------------
APOGENT TECHNOLOGIES INC. [CONTINUED...]
        ERIE SCIENTIFIC COMPANY [CONTINUED...]
              ERIE UK HOLDING COMPANY [CONTINUED ...]
                    ERIE U.K. LIMITED [CONTINUED ...]

                           Genevac Limited                                                       100       United Kingdom
                           H.P.L.C. Technology Company Limited                                   100       United Kingdom
                           Remel Europe Limited                                                  100       United Kingdom
              Erie-Watala Glass Company Ltd.       (50% voting; 100% non-voting)                 100       Hong Kong
              Ever Ready Thermometer Co., Inc.                                                   100       Wisconsin
              Microgenics Corporation                                                            100       Delaware
                    Consolidated Technologies, Inc.                                              100       Wisconsin
                    Microgenics Diagnostics Pty Limited                                          100       Australia
              Naugatuck Glass Company, The                                                       100       Connecticut
                    Metavac LLC                                                                  100       Delaware
              NERL Diagnostics Corporation                                                       100       Wisconsin
                    Owl Separation Systems, Inc.                                                 100       Wisconsin
              Remel Inc.                                                                         100       Wisconsin
                    Separation Technology, Inc.                                                  100       Delaware
              Richard-Allan Scientific Company                                                   100       Wisconsin
                    Lab Vision Corporation                                                       100       California
                           Lab Vision U.K. Limited                                               100       United Kingdom
                           Neomarkers, Inc.                                                      100       California
                    Microm Laborgerate SL                                                        100       Spain
              Samco Scientific Corporation                                                       100       Delaware
              Seradyn Inc.                                                                       100       Delaware
        Labomex MBP, S. de R.L. de C.V.                                                         0.01       Mexico
        Nalge Nunc International Corporation                                                     100       Delaware
              236 Perinton Parkway, LLC                                                          100       New York
              ARG Services LLC (2)                                                               100       Delaware
              PACTECH, LLC                                                                       100       Delaware
        NNI Inc.                                                                                 100       Delaware
        Nunc U.K. Limited                                                                        100       United Kingdom

APPLIED SCIENTIFIC CORPORATION                                                                   100       California
BLITZ 04-299 GMBH                                                                                100       Germany
COLUMBIA DIAGNOSTICS, INC.                                                                       100       Delaware
FISHER GERMANY GMBH & CO. KG                                                                     100       Germany
        Apogent Deutschland GmbH                                                               96.15       Germany
              Gerhard Menzel GmbH                                                                 48       Germany
              Gerhard Menzel Glasbearbeitungswerk GmbH & Co. KG                                  100       Germany
                    Gerhard Menzel GmbH                                                           52       Germany
              Microm International GmbH                                                          100       Germany
                    Microm International AG                                                      100       Switzerland
              Nunc Verwaltungs GmbH                                                              100       Germany
                    Nunc GmbH & Co. KG                                                             1       Germany
              Nunc GmbH & Co. KG                                                                  99       Germany
              Scherf Prazision Europa GmbH                                                       100       Germany
        Blitz 04-300 GmbH                                                                        100       Germany
              Oxoid Biotechnik GmbH                                                              100       Germany
              Oxoid GmbH                                                                         100       Germany
        Microgenics GmbH                                                                         100       Germany
              Microgenics S.A.S.                                                                  40       France
        Perbio Science Deutschland GmbH                                                          100       Germany
FISHER HAMILTON L.L.C.                                                                           100       Delaware
        Epoxyn Products L.L.C.                                                                   100       Delaware
        Systems Manufacturing Corporation                                                        100       Delaware

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                              LIST OF SUBSIDIARIES

                                                                                               %        State/Country
Name                                                                                           Owned    Incorporation
----                                                                                           -----    -------------
        Fisher Alder S.A. de C.V.                                                               0.01       Mexico
FISHER MANUFACTURING (MALAYSIA) SDN BHD                                                          100       Malaysia
FISHER SCIENTIFIC BRAZIL INC.                                                                    100       Delaware
FISHER SCIENTIFIC CENTRAL AMERICA INC.                                                           100       Delaware
FISHER SCIENTIFIC CHILE INC.                                                                     100       Delaware
        Consultores Fisher Scientific Chile Ltd.                                                  50       Chile
FISHER SCIENTIFIC COLOMBIA INC.                                                                  100       Delaware

FISHER SCIENTIFIC COMPANY L.L.C.                                                                 100       Delaware
        Biochemical Sciences LLC                                                                 100       Delaware
        Fisher Clinical Services Inc.                                                            100       Pennsylvania
              Cole-Parmer Instrument Company                                                     100       Illinois
                    Cole-Parmer Instrument Company Limited                                       100       United Kingdom
                    Eutech Instruments Pte Ltd                                                   100       Singapore
                           Eutech Instruments Europe B.V.                                         70       Netherlands
                           Eutech Instruments Sdn Bhd                                            100       Malaysia
              Dharmacon, Inc.                                                                    100       Delaware
              Labcor Technical Sales, Inc.                                                       100       Canada (ONT)
              Schantz Road LLC                                                                   100       Pennsylvania
              Specialty Motors Inc.                                                              100       California
        Fisher Scientific Canada Holdings Inc.                                                   100       Delaware
              FSWH II C.V. (6)                                                                 22.15       Netherlands
        Fisher Scientific de Mexico, S.A.                                                        100       Mexico
        Medical Analysis Systems, Inc.                                                           100       Delaware
              Medical Analysis Systems International, Inc.                                       100       California
              Medical Diagnostics Systems, Inc.                                                  100       California
        MexLab, S.A. (2)                                                                          40       Mexico
              LabStore de Mexico, S.A.                                                            51       Mexico
        LabStore de Mexico, S.A.(2)                                                               49       Mexico
        United Diagnostics, Inc.                                                                 100       Delaware

FISHER SCIENTIFIC GMBH (7)                                                                      93.4       Germany
        Fisher Scientific, spol.s.r.o.                                                            67       Czech Rep.
FISHER SCIENTIFIC LATIN AMERICA INC.                                                             100       Delaware
FISHER SCIENTIFIC MEXICO INC.                                                                    100       Delaware
        FHML S. de R.L. de C.V.                                                                99.99       Mexico
        Fisher Alder S.A. de C.V.                                                              99.99       Mexico
        Fisher Hamilton S. de R.L. de C.V.                                                     99.99       Mexico
        Fisher Hamilton Mexico LLC                                                               100       Delaware
              FHML S. de R.L. de C.V.                                                           0.01       Mexico
              Fisher Hamilton S. de R.L. de C.V.                                                0.01       Mexico
        Fisher Scientific Mexicana, S.A. de C.V                                                99.99       Mexico
              Casa Rocas, S. de R.L. de C.V.                                                   99.99       Mexico
FISHER SCIENTIFIC MIDDLE EAST AND AFRICA INC.                                                    100       Delaware
        Fisher Scientific Middle East and Africa L.L.C.                                          100       Egypt
FISHER SCIENTIFIC OPERATING COMPANY                                                              100       Delaware
FISHER SCIENTIFIC PERU INC.                                                                      100       Delaware
FISHER SCIENTIFIC VENEZUELA INC.                                                                 100       Delaware
GOLDEN WEST INDEMNITY COMPANY LIMITED                                                            100       Bermuda
HYCLONE LABORATORIES, INC.                                                                       100       Utah
        HyClone International Trade (Tianjin) Co., Ltd                                           100       China
        HyNetics, LLC (7)                                                                         50       Delaware
        National HyClone (Lanzhou) Bio-engineering Co., Ltd                                       51       China
        Panymex International S.A.                                                                50       Panama
              Corimex S.A.                                                                       100       Costa Rica
              Guaimex S.A.                                                                       100       Guatemala
              Honimex S.A.                                                                       100       Honduras
              Nicamex S.A.                                                                       100       Nicaragua
              Panymex S.A.                                                                       100       Panama

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                              LIST OF SUBSIDIARIES

                                                                                               %        State/Country
Name                                                                                           Owned    Incorporation
----                                                                                           -----    -------------
              Salvimex S.A.                                                                      100       El Salvador
MIMOTOPES PTY LIMITED                                                                            100       Australia
        Mimotopes (UK) Ltd.                                                                      100       U. Kingdom
        Mimotopes France SARL                                                                    100       France
NEW FS HOLDINGS INC.                                                                             100       Delaware
        Hangar 215, Inc.                                                                         100       Delaware
PIERCE BIOTECHNOLOGY, INC.                                                                       100       Delaware
        Perbio Science Inc.                                                                      100       Delaware
PIERCE MILWAUKEE, INC.                                                                           100       Delaware
        Pierce Milwaukee LLC                                                                       1       Delaware
        Pierce Milwaukee Holding Corp.                                                           100       Delaware
              Pierce Milwaukee LLC                                                                99       Delaware
UNION LAB. SUPPLIES LIMITED                                                                      100       Hong Kong

FISHER SCIENTIFIC WORLDWIDE INC.                                                                 100       Delaware
        Consultores Fisher Scientific Chile Ltd.                                                  50       Chile
        Casa Rocas, S. de R.L. de C.V.                                                          0.01       Mexico
        Fisher Scientific Holding Company                                                        100       Delaware
              Fisher Scientific Holding HK Limited                                              0.01       Hong Kong
              Fisher Scientific Holdings (M) Sdn Bhd                                             100       Malaysia
                    Bumi-Sains Sendirian Berhad                                                  100       Malaysia
                    Fisher Scientific (M) Sdn Bhd                                                 90       Malaysia
                    General Scientific Company Snd Bhd (M)                                        86       Malaysia
                           Fisher CW Medical Sdn Bhd                                             100       Malaysia
                           Fisher Scientific Consultancy Sdn Bhd                                 100       Malaysia
                           Fisher Scientific (M) Sdn Bhd                                          10       Malaysia
              Fisher Scientific Holdings (S) Pte Ltd                                             100       Singapore
                    Fisher Scientific Pte Ltd                                                    100       Singapore
                           Fisher Scientific (SEA) Pte. Ltd.                                     100       Singapore
                                Fisher Scientific Australia Pty. Limited                         100       Australia
                           Fisher Genetics Asia Pte Ltd                                           10       Singapore
                    Fisher Genetics Asia Pte Ltd                                                  90       Singapore
        Fisher Scientific Holding HK Limited (13)                                              99.99       Hong Kong
              Fisher Scientific Consulting (Guanzhou) Limited                                     90       China
              Fisher Scientific [Hong Kong] Limited (13.1)                                       100       Hong Kong
              Guangzhou Fisher Scientific Company Limited                                        100       P.R. China
                    Fisher Scientific Consulting (Guanzhou) Limited                               10       China
        Fisher Scientific Mexicana, S.A. de C.V                                                 0.01       Mexico
        FSWH II C.V. (6)                                                                       77.81       Netherlands
              FSIR Holdings (US) LLC                                                             100       Delaware
                    FSIR Holdings (UK) Limited                                                   100       U. Kingdom
                           FSWH Company LLC                                                      100       Delaware
                                FSI Receivables Company LLC                                      100       Delaware
                    Fisher Bermuda Holdings Limited                                              100       Bermuda
                           Fisher Holdings Luxembourg SARL                                       100       Luxembourg
              Fisher Canada Holding ULC 1                                                        100       Canada (NS)
                    Fisher Canada Holding ULC 2                                                  100       Canada (NS)
                           Fisher CLP Holding Limited Partnership                                  5       Canada (NB)
                           Fisher Canada Limited Partnership                                       5       Canada (NB)
                    Fisher CLP Holding Limited Partnership                                        95       Canada (NB)
                           Fisher Canada Limited Partnership                                      95       Canada (NB)
                                Fisher Scientific Company                                        100       Canada (NS)
                                      Fisher Scientific of the Netherlands B.V.                   23       Netherlands
                                      Fisher (Barbados) Holding SRL                              100       Barbados
                                      Fisher Scientific Luxembourg S.a.r.l.                      100       Luxembourg
                                      Fisher Canada Limited                                      100       Canada (ONT)
                                            FSL Holding L.L.C.                                   100       Delaware
                                                  Fisher Scientific of the Netherlands B.V.       77       Netherlands
                                                        Fisher Emergo B.V.                       100       Netherlands

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                              LIST OF SUBSIDIARIES

                                                                                               %        State/Country
Name                                                                                           Owned    Incorporation
----                                                                                           -----    -------------
                                                             Labo-Tech B.V.                      100       Netherlands

FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]
 FSWH II C.V.  [CONTINUED...]
  FISHER CANADA HOLDING ULC 1 [CONTINUED...]
   FISHER CLP HOLDING LIMITED PARTNERSHIP [CONTINUED...]
    FISHER CANADA LIMITED PARTNERSHIP [CONTINUED...]
     FISHER SCIENTIFIC COMPANY [CONTINUED...]

      Fisher Scientific U.K. Holding Company Limited                                             100       U. Kingdom
       FSUK Holdings Limited                                                                     100       U. Kingdom
       Fisher Scientific Holding U.K., Limited                                                   100       U. Kingdom
        Fisher Scientific U.K., Limited                                                          100       U. Kingdom
        Orme Scientific Limited                                                                  100       U. Kingdom
       Fisher Scientific Europe Holdings B.V.                                                    100       Netherlands
        Fisher Scientific The Hague II B.V.                                                      100       Netherlands
         Acros Organics B.V.B.A.                                                                0.01       Belgium
         Fisher Bioblock Holding II SNC                                                         0.01       France
         Fisher Chimica N.V.                                                                    0.01       Belgium
        Fisher Scientific The Hague III B.V.                                                     100       Netherlands
         Fisher Scientific The Hague IV B.V.                                                      95       Netherlands
          Acros Organics B.V.B.A. (12.1, 14.1)                                                 99.98       Belgium
           Fisher Scientific AG                                                                82.45       Switzerland
           Ecochem N.V.                                                                        99.99       Belgium
           Fisher Chimica N.V.                                                                 99.99       Belgium
            Acros Organics B.V.B.A.                                                             0.01       Belgium
            Ecochem N.V.                                                                        0.01       Belgium
           Fisher Scientific The Hague V B.V.                                                    100       Netherlands
            Fisher Scientific Ireland Holding                                                    100       Ireland
            Fisher Clinical Services Holding GmbH                                                100       Switzerland
             Fisher Clinical Services AG                                                         100       Switzerland
         Fisher Scientific The Hague I B.V.                                                      100       Netherlands
          Fisher Bioblock Holding II SNC
           Fisher Bioblock Holding SAS                                                           100       France
            Fisher Bioblock Scientific S.A.S.                                                    100       France
             Avantec Sarl                                                                         89       France
             Fisher Bioblock Scientific SPRL                                                     100       Belgium
             Fisher Scientific AG                                                              17.55       Switzerland
             Fisher Scientific S.A.S.                                                            100       France
             Novodirect GmbH                                                                     100       Germany
             SCI Inno 92                                                                         100       France
            Fisher Scientific Jersey Island Limited                                              100       Jersey
             Fisher Maybridge Holdings Limited                                                   100       U. Kingdom
              Maybridge Chemical Holdings Limited                                                100       U. Kingdom
               Maybridge Limited                                                                 100       U. Kingdom
               Maybridge Chemical Company                                                        100       U. Kingdom
                Limited
               Maybridge Trustees Limited                                                        100       U. Kingdom
            Oxoid Holding SAS                                                                    100       France
             Oxoid SAS                                                                           100       France
            Oxoid Senior Holdings Limited                                                        100       U. Kingdom
          Fisher Scientific The Hague IV B.V.                                                      5       Netherlands

      [FISHER SCIENTIFIC U.K. HOLDING COMPANY LIMITED SUBS CONTINUE ON NEXT PAGE]
          [FISHER SCIENTIFIC THE HAGUE I B.V SUBS CONTINUE ON NEXT PAGE]

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                              LIST OF SUBSIDIARIES

                                                                                               %        State/Country
Name                                                                                           Owned    Incorporation
----                                                                                           -----    -------------
FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]
  FSWH II C.V.  [CONTINUED...]
     FISHER CANADA HOLDING ULC 1 [CONTINUED...]
        FISHER CLP HOLDING LIMITED PARTNERSHIP [CONTINUED...]
           FISHER CANADA LIMITED PARTNERSHIP [CONTINUED...]
              FISHER SCIENTIFIC COMPANY [CONTINUED...]
                 FISHER SCIENTIFIC U.K. HOLDING COMPANY LIMITED [CONTINUED...]
                    FISHER SCIENTIFIC EUROPE HOLDINGS B.V. [CONTINUED...]
                       FISHER SCIENTIFIC THE HAGUE III B.V. [CONTINUED...]
                          FISHER SCIENTIFIC THE HAGUE I B.V. [CONTINUED...]

                             Oxoid UKH LLC                                                       100       Delaware
                                Oxoid 2000 Limited                                               100       U. Kingdom
                                   Oxoid Holdings Limited                                        100       U. Kingdom
                                      Oxoid International Limited                                100       U. Kingdom
                                            Oxoid A/S                                            100       Denmark
                                            Oxoid AS                                             100       Norway
                                            Oxoid AB                                             100       Sweden
                                            Oxoid AG                                             100       Switzerland
                                            Oxoid Australia Pty Ltd                              100       Australia
                                            Oxoid Brasil LTDA                                    100       Brazil
                                            Oxoid BV                                             100       Netherlands
                                            Oxoid Holding GmbH                                   100       Germany
                                            Oxoid Inc.                                           100       Canada (ONT)
                                            Oxoid Inc.                                           100       Delaware
                                            Oxoid Investment Holdings Limited                    100       U. Kingdom
                                            Oxoid NV                                             100       Belgium
                                            Oxoid SA                                             100       Spain
                                            Oxoid S.p.A.                                         100       Italy
                                         Oxoid Limited                                           100       U. Kingdom
                                            G. & M. Procter Limited                              100       U. Kingdom
                                         Oxoid Pension Trustee Limited                           100       U. Kingdom
                    Oxoid Group Holdings                                                         100       U. Kingdom
                       Fisher Clinical Services U.K. Limited                                     100       U. Kingdom

FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]
        FSWH II C.V.  [CONTINUED...]

              Fisher Scientific Worldwide Holdings I C.V.                                         95       Netherlands
                    FSII Sweden Holdings I AB                                                    100       Sweden
                           FSII Sweden Holdings AB                                               100       Sweden
                                Perbio Science AB                                                100       Sweden
                                      HyClone AB                                                 100       Sweden
                                            Perbio Science N.V.                                 0.01       Belgium
                                            Perbio Science Hong Kong Limited                    0.01       Hong Kong
                                      Perbio Science (Australia) Pty. Limited                    100       Australia
                                      Perbio Science (Canada), Inc.                              100       Canada (ALB)
                                      Perbio Science France SAS (15)                           99.99       France
                                      Perbio Science Hong Kong Limited                         99.99       Hong Kong
                                      Perbio Science Sweden Holdings AB                          100       Sweden
                                            HyClone UK Limited                                   100       U. Kingdom
                                                  Perbio Science UK Limited                      100       U. Kingdom

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                              LIST OF SUBSIDIARIES

                                                                                               %        State/Country
Name                                                                                           Owned    Incorporation
----                                                                                           -----    -------------
FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]
        FSWH II C.V.  [CONTINUED...]
              FISHER SCIENTIFIC WORLDWIDE HOLDINGS I C.V.  [CONTINUED...]
                    FSII SWEDEN HOLDINGS I AB [CONTINUED...]
                           FSII SWEDEN HOLDINGS AB [CONTINUED...]
                                PERBIO SCIENCE AB [CONTINUED...]
                                      PERBIO SCIENCE SWEDEN HOLDINGS AB [CONTINUED...]

                                            Perbio Science International Netherlands  BV         100       Netherlands
                                                  Atos Medical Holding AB                        100       Sweden
                                                        Atos Medical AB                          100       Sweden
                                                             Atos Medical B.V.                   100       Netherlands
                                                             Atos Medical BVBA                   100       Belgium
                                                             Atos Medical GmbH                   100       Germany
                                                             Atos Medical Inc.                   100       Delaware
                                                             Atos Medical Spain, S.L.U.          100       Spain
                                                             Perbio Science France SAS          0.01       France
                                                             Platon Medical Ltd (7)               72       U. Kingdom
                                            Perbio Science Invest AB                             100       Sweden
                                            Perbio Science Nederland B.V.                        100       Netherlands
                                            Perbio Science N.V.                                99.99       Belgium
                                            Perbio Science Projekt AB                            100       Sweden
                                      Perbio Science Switzerland SA                             99.7       Switzerland

FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]
        Fisher Scientific Japan, Ltd.                                                             50       Japan
        Fisher Scientific Korea Ltd.                                                             100       Korea
        Fisher Scientific Worldwide Holdings I C.V.                                                5       Netherlands
        Fisher WWD Holding L.L.C.                                                                100       Delaware
              FSWH II C.V.                                                                    0.0423       Netherlands

        Kyle Jordan Investments Inc.                                                             100       Delaware
              Pacific Rim Far East Industries, Inc.                                              100       Delaware
                    Pacific Rim Investment, Inc.                                                 100       Delaware
                           General Scientific Company Sdn Bhd (M)                                 14       Malaysia

        Liberty Lane Investment Company                                                          100       Delaware
        Marketbase International Limited                                                         100       Hong Kong
              HyClone Biochemical Product (Beijing) Co., Ltd.                                    100       China